Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, Millions of Dollars Except Per Share Amounts)

	Second Quarter		Year-to-Date
	2014	2013	2014	2013
NET SALES	$2,885.5	$2,858.2	$5,525.0	$5,333.4
COSTS AND EXPENSES
Cost of sales	1,832.2	1,852.5	3,511.5	3,419.2
Gross margin	1,053.3	1,005.7	2,013.5	1,914.2
% of Net Sales	36.5%	35.2%	36.4%	35.9%
Selling, general and administrative	662.9	677.2	1,310.6	1,341.9
% of Net Sales	23.0%	23.7%	23.7%	25.2%
Operating margin	390.4	328.5	702.9	572.3
% of Net sales	13.5%	11.5%	12.7%	10.7%
Other - net	58.7	71.4	120.2	142.3
Restructuring (credits) charges	(1.7)	(30.9)	(5.4)	12.0
Income from operations	333.4	288.0	588.1	418.0
Interest - net	40.3	36.3	81.2	73.0
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	293.1	251.7	506.9	345.0
Income taxes on continuing operations	73.7	54.4	120.5	63.1
NET EARNINGS FROM CONTINUING OPERATIONS	219.4	197.3	386.4	281.9
Less: net earnings (loss) attributable to non-controlling interests	0.9	(0.3)	1.1	(0.7)
NET EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREOWNERS	218.5	197.6	385.3	282.6
NET LOSS FROM DISCONTINUED OPERATIONS	(2.0)	(10.5)	(6.9)	(14.4)
NET EARNINGS ATTRIBUTABLE TO COMMON SHAREOWNERS	$216.5	$187.1	$378.4	$268.2

BASIC EARNINGS (LOSS) PER SHARE OF COMMON STOCK
Continuing operations	$1.40	$1.27	$2.47	$1.82
Discontinued operations	(0.01)	(0.07)	(0.04)	(0.09)
Total basic earnings per share of common stock	$1.38	$1.21	$2.42	$1.73
DILUTED EARNINGS (LOSS) PER SHARE OF COMMON STOCK
Continuing operations	$1.37	$1.25	$2.42	$1.78
Discontinued operations	(0.01)	(0.07)	(0.04)	(0.09)
Total diluted earnings per share of common stock	$1.36	$1.18	$2.37	$1.69
DIVIDENDS PER SHARE	$0.50	$0.49	$1.00	$0.98
AVERAGE SHARES OUTSTANDING (in thousands)
Basic	156,316	155,064	156,097	155,137
Diluted	159,666	158,351	159,354	158,483

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, Millions of Dollars)

	June 28, 2014	December 28, 2013
ASSETS
Cash and cash equivalents	$515.7	$496.2
Accounts and notes receivable, net	1,788.8	1,633.0
Inventories, net	1,721.7	1,485.2
Assets held for sale	5.0	10.1
Other current assets	369.4	344.2
Total current assets	4,400.6	3,968.7
Property, plant and equipment, net	1,483.7	1,485.3
Goodwill and other intangibles, net	10,589.6	10,632.9
Other assets	484.9	448.2
Total assets	$16,958.8	$16,535.1
LIABILITIES AND SHAREOWNERS’ EQUITY
Short-term borrowings	$484.0	$402.6
Accounts payable	1,701.2	1,575.9
Accrued expenses	1,196.9	1,236.2
Liabilities held for sale	4.9	6.3
Total current liabilities	3,387.0	3,221.0
Long-term debt	3,849.3	3,799.4
Other long-term liabilities	2,585.2	2,634.2
Stanley Black & Decker, Inc. shareowners’ equity	7,054.9	6,799.2
Non-controlling interests’ equity	82.4	81.3
Total liabilities and equity	$16,958.8	$16,535.1

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
SUMMARY OF CASH FLOW ACTIVITY
(Unaudited, Millions of Dollars)

		Second Quarter		Year-to-Date
		2014	2013	2014	2013
	OPERATING ACTIVITIES
	Net earnings from continuing operations	$219.4	$197.3	$386.4	$281.9
	Net loss from discontinued operations	(2.0)	(10.5)	(6.9)	(14.4)
	Depreciation and amortization	114.4	108.1	224.8	213.9
	Changes in working capital[1]	55.9	67.6	(274.4)	(127.4)
	Other	49.5	(178.3)	(44.7)	(317.3)
	Net cash provided by operating activities	437.2	184.2	285.2	36.7
	INVESTING AND FINANCING ACTIVITIES
	Capital and software expenditures	(61.4)	(80.0)	(119.2)	(156.6)
	Proceeds from sale of business / assets	1.0	94.5	7.0	95.5
	Acquisitions, net of cash acquired	—	(56.0)	(3.2)	(909.9)
	Proceeds from issuances of common stock	14.4	23.2	27.6	106.4
	Net short-term (repayments) borrowings	(199.7)	(60.1)	82.6	1,270.4
	Cash dividends on common stock	(78.4)	(78.4)	(159.1)	(157.5)
	Purchases of common stock for treasury	—	(3.7)	(19.4)	(24.8)
	Payment on forward stock purchase contract	—	—	—	(350.0)
	Other	(30.0)	(19.5)	(82.0)	(64.5)
	Net cash used in investing and financing activities	(354.1)	(180.0)	(265.7)	(191.0)
	Increase (Decrease) in Cash and Cash Equivalents	83.1	4.2	19.5	(154.3)
	Cash and Cash Equivalents, Beginning of Period	432.6	557.5	496.2	716.0
	Cash and Cash Equivalents, End of Period	$515.7	$561.7	$515.7	$561.7

	Free Cash Flow Computation[2]
	Operating cash inflow	$437.2	$184.2	$285.2	$36.7
	Less: capital and software expenditures	(61.4)	(80.0)	(119.2)	(156.6)
	Free cash inflow (outflow) (before dividends)	$375.8	$104.2	$166.0	$(119.9)
	Merger & Acquisition-related charges and payments[4]	34.8	122.1	86.6	216.6
	Free cash inflow, normalized (before dividends)[3]	$410.6	$226.3	$252.6	$96.7

1	The change in working capital is comprised of accounts receivable, inventory, accounts payable and deferred revenue.
2,3
Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common stock and business acquisitions, among other items. Normalized free cash flow, as reconciled above, is considered a meaningful pro forma metric to aid the understanding of the Company's cash flow performance aside from the material impact of merger and acquisition-related activities.

4
Merger & Acquisition-related charges and payments relate primarily to the Black & Decker merger and Niscayah and Infastech acquisitions, including facility closure-related charges, employee-related charges and integration costs.

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited, Millions of Dollars)

	Second Quarter		Year-to-Date
	2014	2013	2014	2013
NET SALES
Construction & DIY	$1,394.6	$1,392.8	$2,609.4	$2,542.0
Industrial	889.2	861.5	1,741.2	1,595.4
Security	601.7	603.9	1,174.4	1,196.0
Total	$2,885.5	$2,858.2	$5,525.0	$5,333.4
SEGMENT PROFIT
Construction & DIY	$218.2	$209.9	$387.3	$375.9
Industrial	150.3	117.6	280.6	207.0
Security	67.0	54.7	116.6	112.1
Segment Profit	435.5	382.2	784.5	695.0
Corporate Overhead	(45.1)	(53.7)	(81.6)	(122.7)
Total	$390.4	$328.5	$702.9	$572.3
Segment Profit as a Percentage of Net Sales
Construction & DIY	15.6%	15.1%	14.8%	14.8%
Industrial	16.9%	13.7%	16.1%	13.0%
Security	11.1%	9.1%	9.9%	9.4%
Segment Profit	15.1%	13.4%	14.2%	13.0%
Corporate Overhead	(1.6)%	(1.9)%	(1.5)%	(2.3)%
Total	13.5%	11.5%	12.7%	10.7%

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		Second Quarter 2014
		Reported	Merger & Acquisition- Related Charges[1]	Normalized[3]
	Gross margin	$1,053.3	$0.3	$1,053.6
	% of Net Sales	36.5%		36.5%
	Selling, general and administrative	662.9	(5.3)	657.6
	% of Net Sales	23.0%		22.8%
	Operating margin	390.4	5.6	396.0
	% of Net Sales	13.5%		13.7%
	Earnings from continuing operations before income taxes	293.1	4.1	297.2
	Income taxes on continuing operations	73.7	(5.3)	68.4
	Net earnings from continuing operations	218.5	9.4	227.9
	Diluted earnings per share of common stock	$1.37	$0.06	$1.43

1	Merger and acquisition-related charges relate primarily to integration and employee related matters.

		Second Quarter 2013
		Reported	Merger & Acquisition- Related and Other Charges[2]	Normalized[3]
	Gross margin	$1,005.7	$7.9	$1,013.6
	% of Net Sales	35.2%		35.5%
	Selling, general and administrative	677.2	(24.0)	653.2
	% of Net Sales	23.7%		22.9%
	Operating margin	328.5	31.9	360.4
	% of Net Sales	11.5%		12.6%
	Earnings from continuing operations before income taxes	251.7	5.3	257.0
	Income taxes on continuing operations	54.4	9.1	63.5
	Net earnings from continuing operations	197.6	(3.8)	193.8
	Diluted earnings per share of common stock	$1.25	$(0.03)	$1.22

2
Merger and acquisition-related and other charges relate primarily to the Black & Decker merger and Niscayah and Infastech acquisitions, including facility closure-related charges, employee-related charges and integration costs, as well as a restructuring reversal due to the termination of a previously approved restructuring action.

3
The normalized 2014 and 2013 information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s margin and earnings results aside from the material impact of the merger & acquisition-related and other charges.

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		Year-to-Date 2014
		Reported	Merger & Acquisition- Related Charges[1]	Normalized[3]
	Gross margin	$2,013.5	$1.4	$2,014.9
	% of Net Sales	36.4%		36.5%
	Selling, general and administrative	1,310.6	(11.6)	1,299.0
	% of Net Sales	23.7%		23.5%
	Operating margin	702.9	13.0	715.9
	% of Net Sales	12.7%		13.0%
	Earnings from continuing operations before income taxes	506.9	8.0	514.9
	Income taxes on continuing operations	120.5	(3.9)	116.6
	Net earnings from continuing operations	385.3	11.9	397.2
	Diluted earnings per share of common stock	$2.42	$0.07	$2.49

1	Merger and acquisition-related charges relate primarily to integration and employee-related matters.

		Year-to-Date 2013
		Reported	Merger & Acquisition- Related and Other Charges[2]	Normalized[3]
	Gross margin	$1,914.2	$21.2	$1,935.4
	% of Net Sales	35.9%		36.3%
	Selling, general and administrative	1,341.9	(58.3)	1,283.6
	% of Net Sales	25.2%		24.1%
	Operating margin	572.3	79.5	651.8
	% of Net Sales	10.7%		12.2%
	Earnings from continuing operations before income taxes	345.0	111.4	456.4
	Income taxes on continuing operations	63.1	34.1	97.2
	Net earnings from continuing operations	282.6	77.3	359.9
	Diluted earnings per share of common stock	$1.78	$0.49	$2.27

2
Merger and acquisition-related and other charges relate primarily to the Black & Decker merger and Niscayah and Infastech acquisitions, including facility closure-related charges, employee-related charges and integration costs, as well as a restructuring reversal due to the termination of a previously approved restructuring action.

3
The normalized 2014 and 2013 information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s margin and earnings results aside from the material impact of the merger & acquisition-related and other charges.

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		Second Quarter 2014
		Reported	Merger & Acquisition- Related Charges[1]	Normalized[3]
	SEGMENT PROFIT
	Construction & DIY	$218.2	$0.2	$218.4
	Industrial	150.3	1.2	151.5
	Security	67.0	1.2	68.2
	Segment Profit	435.5	2.6	438.1
	Corporate Overhead	(45.1)	3.0	(42.1)
	Total	$390.4	$5.6	$396.0
	Segment Profit as a Percentage of Net Sales
	Construction & DIY	15.6%		15.7%
	Industrial	16.9%		17.0%
	Security	11.1%		11.3%
	Segment Profit	15.1%		15.2%
	Corporate Overhead	(1.6)%		(1.5)%
	Total	13.5%		13.7%

1	Merger and acquisition-related charges relate primarily to integration and employee-related matters.

		Second Quarter 2013
		Reported	Merger & Acquisition- Related Charges[2]	Normalized[3]
	SEGMENT PROFIT
	Construction & DIY	$209.9	$2.8	$212.7
	Industrial	117.6	6.1	123.7
	Security	54.7	8.8	63.5
	Segment Profit	382.2	17.7	399.9
	Corporate Overhead	(53.7)	14.2	(39.5)
	Total	$328.5	$31.9	$360.4
	Segment Profit as a Percentage of Net Sales
	Construction & DIY	15.1%		15.3%
	Industrial	13.7%		14.4%
	Security	9.1%		10.5%
	Segment Profit	13.4%		14.0%
	Corporate Overhead	(1.9)%		(1.4)%
	Total	11.5%		12.6%

2
Merger and acquisition-related charges relate primarily to the Black & Decker merger and Niscayah and Infastech acquisitions, including facility closure-related charges, employee-related charges and integration costs.

3
The normalized 2014 and 2013 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company's segment profit results aside from the material impact of the merger and acquisition-related charges.

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		Year-to-Date 2014
		Reported	Merger & Acquisition- Related Charges[1]	Normalized[3]
	SEGMENT PROFIT
	Construction & DIY	$387.3	$0.6	$387.9
	Industrial	280.6	3.4	284.0
	Security	116.6	3.5	120.1
	Segment Profit	784.5	7.5	792.0
	Corporate Overhead	(81.6)	5.5	(76.1)
	Total	$702.9	$13.0	$715.9
	Segment Profit as a Percentage of Net Sales
	Construction & DIY	14.8%		14.9%
	Industrial	16.1%		16.3%
	Security	9.9%		10.2%
	Segment Profit	14.2%		14.3%
	Corporate Overhead	(1.5)%		(1.4)%
	Total	12.7%		13.0%

1	Merger and acquisition-related charges relate primarily to integration and employee-related matters.

		Year-to-Date 2013
		Reported	Merger & Acquisition- Related Charges[2]	Normalized[3]
	SEGMENT PROFIT
	Construction & DIY	$375.9	$6.1	$382.0
	Industrial	207.0	18.5	225.5
	Security	112.1	15.2	127.3
	Segment Profit	695.0	39.8	734.8
	Corporate Overhead	(122.7)	39.7	(83.0)
	Total	$572.3	$79.5	$651.8
	Segment Profit as a Percentage of Net Sales
	Construction & DIY	14.8%		15.0%
	Industrial	13.0%		14.1%
	Security	9.4%		10.6%
	Segment Profit	13.0%		13.8%
	Corporate Overhead	(2.3)%		(1.6)%
	Total	10.7%		12.2%

2
Merger and acquisition-related charges relate primarily to the Black & Decker merger and Niscayah and Infastech acquisitions, including facility closure-related charges, employee-related charges and integration costs.

3
The normalized 2014 and 2013 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company's segment profit results aside from the material impact of the merger and acquisition-related charges.